Exhibit 99.1

JPMMT 2018-7FRB

June 13, 2018

Due Diligence Narrative Report

TABLE OF CONTENTS

Clayton Contact Information	2
Overview	2
Originators	2
Clayton’s Third Party Review (“TPR”) Scope of Work	2
Sponsor Acquisition Criteria	3
Loan Grading	3
TPR Component Review Scope	4
Credit Review	4
Property Valuation Review	5
Desk Review Pass Thru	5
BPO Pass Thru	5
AVM Pass Thru	5
Regulatory Compliance Review	5
Limited Review	7
Data Capture	7
Data Integrity	7
Data Compare Results	8
Clayton Due Diligence Results	8
Clayton Third Party Reports Delivered	10
Appendix A: Credit Review Scope	10
Appendix B: Origination Appraisal Assessment	13
Appendix C: Regulatory Compliance Review Scope	16
Appendix D: Limited Document Inventory Review Data Fields	21

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CLAYTON CONTACT INFORMATION

Client Service Management:

•	Jessica Werner	Client Service Manager

Phone: (813) 371-0278/E-mail: jwerner@clayton.com

•	Joe Ozment	Director of Securitization
Phone: (813) 261-0733/E-mail: jozment@clayton.com
OVERVIEW
On behalf of J.P. Morgan, Clayton conducted an independent third-party pre-securitization due diligence review of 506 residential loans selected for the JPMMT 2018-7FRB transaction. Of these, 32 received a full credit, valuation and property review, and compliance review and 474 received a Limited Review.

The loans referenced in this narrative report were reviewed on a bulk basis from November 2017 to May 2018 at Clayton’s centralized underwriting facilities in Tampa, FL and Atlanta, GA. This narrative report provides information about the original lenders, the scope of work performed by Clayton, and the results of Clayton’s review.

ORIGINATORS

Origination channels for the loans in this review:
Origination Channel	Loan Count	Percentage
Broker	0	0.00%
Retail	506	100.00%
Total	506	100.00%

CLAYTON’S THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK

The scope of work for this transaction consisted of a credit review, property valuation review and regulatory compliance review, to the extent described below.

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Review Type	Loan Count Reviewed by Clayton	Scope Applied
Full Review	32	Clayton performed a Full Review based on the scope described below in the section titled “TPR Component Review Scope”.
Limited Review	474
J.P. Morgan elected to have Clayton conduct a Limited Review in lieu of a Full Review on seasoned loans. The Limited Review consisted of a data capture, document assessment, and a regulatory compliance review as described below in the section titled “Limited Review”.

If any required documents were missing, Clayton submitted appropriate conditions to J.P. Morgan.  J.P. Morgan was responsible for obtaining any missing documents from its sellers in order to clear document conditions on Limited Reviews.

Total Loan Population	506

SPONSOR ACQUISITION CRITERIA

Clayton reviewed 32 Full Review loans to the following Guide Loan Eligibility Requirements, (“Sponsor Acquisition Criteria”):

Sponsor Acquisition Criteria	Loan Count
Loan Policy Chapters	32
QM vs FRB 022417	32
Total:	32

LOAN GRADING

The Sponsor Acquisition Criteria referenced above served as the benchmark for grading loans from a credit underwriting, property valuation and regulatory compliance perspective, as applicable.  Each loan received an “initial” and a “final” grade.  The “initial” grade was assigned during the initial loan review.   The “final” grade takes into account additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions.  Clayton’s loan grading is solely based on Clayton’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews.  Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades, and sets forth compensating factors and waivers.

Clayton’s loan grading complied with the following rating agency grading definitions published by Moody’s, Standard and Poor’s, Fitch, Kroll, Morningstar and DBRS:
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TPR COMPONENT REVIEW SCOPE

Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields.  Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

CREDIT REVIEW

Clayton’s Credit scope of review conducted on 32 loans in this transaction included the following elements (for more detail, please refer to Appendix A and to the guidelines cited above):

▪	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Sponsor Acquisition Criteria cited above;
▪	Re-calculated LTV, CLTV, income, liabilities, and debt-to-income ratios (DTI) and compared these against the Sponsor Acquisition Criteria;
▪	Analyzed asset statements in order to determine whether funds to close and reserves were within Sponsor Acquisition Criteria;
▪	Confirmed that credit scores (FICO) and credit histories were within Sponsor Acquisition Criteria;
▪	Evaluated evidence of borrower’s willingness and ability to repay the obligation;
▪	Examined income, employment, assets, and occupancy status for reasonability; and
▪
Examined Data Verify/Fraudguard/Interthinx or similar risk evaluation report, which was ordered by the Seller or Clayton and received by Clayton for Nationwide Mortgage Licensing System and Registry (“NMLS”) and occupancy status alerts.  Clayton researched alert information against loan documentation and assigned loan conditions accordingly.

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PROPERTY VALUATION REVIEW

Clayton’s Property Valuation review conducted on 32 loans in this transaction included the following elements:

▪	Original Appraisal Assessment
-	Clayton reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.
-	For more detail on the original appraisal review scope and desk review definitions, please refer to Appendix B and to the guidelines cited above.

▪	Value Supported Analysis
Clayton applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

DESK REVIEW PASS THRU
Clayton received a Desk Review on 474 loans from Clear Capital or Proteck. Results were provided by J.P. Morgan and no Clayton review or grading was opined in the report.

BPO PASS THRU
Clayton received a Broker Price Opinion (BPO) on 498 loans from Clear Capital. Results were provided by Clear Capital and no Clayton review or grading was opined in the report.

AVM PASS THRU
Clayton received an AVM on 8 loans from Clear Capital. Results were provided by Clear Capital and no Clayton review or grading was opined in the report.

REGULATORY COMPLIANCE REVIEW

Clayton’s Regulatory Compliance scope of review conducted on this transaction included the elements summarized below.  (For more detail, please refer to Appendix C and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:
▪	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;
▪	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;
▪	Truth-in-lending/regulation Z (TILA) testing included the following:
-	Notice of Right to Cancel (Right of Rescission) adherence if applicable;
-	TIL Disclosure Timing (3/7/3) and disclosure content;
-	TIL APR and Finance charge tolerances;
-	Timeliness of ARM Disclosures (if applicable);
-	Section 32 APR and Points and Fees Thresholds and prohibited practices;
-	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;

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-	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling;
-
Reviewed ATR/QM Ability to Repay (a/k/a Minimum Standards for Transactions): for applications on or after 1/10/2014. Clayton confirmed the loan files contain documentation to evidence the lender considered and verified the borrower’s ability to Repay. This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q.  Non-QM loans were reviewed to ensure the lender documented that they considered and verified the eight (8) underwriting factors required for ATR compliance in accordance with either their guidelines or the Sponsor Acquisition Criteria;

o
The ATR/QM Rules allow the lender to exclude up to two discount points from the 3% points and fees evaluation depending on the loan’s undiscounted interest rate in relation to the APOR index rate. The ATR/QM Rule does not set the required rate reduction per discount point.

Clayton evaluated the lender’s exclusion of discount points from the 3% points and fees calculation for all loans in this transaction using a 0.2% rate reduction threshold per discount point.
-	Prepayment Penalty restrictions.
-
TRID: on applicable loans, test compliance with the Integrated Mortgage Disclosure rules under the Real Estate Settlement Procedures Act (Regulation X) and the Truth in Lending Act (Regulation Z) defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Protection Bureau.

▪	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:
-	GFE initial disclosure timing and content;
-	Confirmed the file contains the final HUD1 Settlement Statement;
-	GFE to HUD1 evaluation for 0% and 10% fee tolerances;
-	Homeownership Counseling Notice;
-	Affiliated Business Disclosure if applicable.

OF NOTE:  As of October 3, 2015 (“TRID Effective Date”), Clayton commenced testing applicable loans subject to the TRID Effective date against a TRID scope of review that was based on outside counsel’s interpretations of the published regulations as of the TRID Effective Date.  Clayton’s scope was commercially reasonable as it relates to a Third Party Review (“TPR”) firm’s role as TPR conducting an independent third-party pre-securitization due diligence review (“Initial TRID Scope”).  The Initial TRID Scope was created with guidance from outside counsel.

On, June 15th, 2016 SFIG published its RMBS 3.0 TRID Compliance Review Scope © documentation, developed under the leadership of members from Third Party Review (“TPR”) firms across the industry and SFIG’s RMBS 3.0 Due Diligence, Data and Disclosure Working Group. The RMBS 3.0 TRID Compliance Review Scope was created with an aim to facilitate a uniform testing and risk identification standard as it would apply to an assignee, as a result of a consistent Truth-In-Lending Act liability interpretation according to the understanding of prevailing legal precedent and informal written guidance and webinars offered by the CFPB, as it applies to the Know Before You Owe / Truth In Lending Act (“TILA) – Real Estate Settlement Procedures Act (“RESPA”) Integrated Disclosure (“TRID”) Rule (78 FR 79730, as amended).  RMBS 3.0 TRID Compliance Review Scope may be formally amended by the SFIG RMBS 3.0 Due Diligence, Data and Disclosure Working Group as clarifying regulations may be promulgated on a go forward basis, as well as any binding judicial interpretations of the underlying law.

Following the June 15th formal publication of the RMBS 3.0 TRID Compliance Review Scope ©, Clayton reviewed prior testing results dating back to the TRID Effective Date, and applied the enhanced RMBS 3.0 TRID Compliance Review Scope to such loans upon the affirmative election by Two Harbors.

Clayton applied the enhanced RMBS 3.0 TRID Compliance Review Scope where applicable in this transaction.

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LIMITED REVIEW
Clayton’s Limited Review scope conducted for 474 loans in this transaction included the following elements:

Limited Document Inventory Review – Clayton will perform a document inventory including the following:

•    Final 1008/Loan Approval Worksheet
•    Final 1003
•    Credit Report
•    Appraisal
•    Final HUD-1
•    Title
•    Deed/Mortgage
•    Note
•    Purchase Contract

As part of the Limited Document Inventory Review, Clayton will perform a data capture for the data fields listed on Appendix D.

Regulatory Compliance Review (Pre 1/10/2014) – Clayton will input the appropriate data points into eCLAS to determine the loan’s compliance with applicable Federal, state and local anti-predatory lending laws using the guidelines designated by J.P. Morgan. The compliance review will include:

•
Test for certain applicable federal, state and local high cost and/or anti-predatory laws; truth-in-lending/regulation Z (TILA); and the Real Estate Settlement Procedures Act (RESPA) laws and regulations;

•	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing includes the following, for loans other than ‘Covered Loans’ and loans with an Application Date prior to 10/3/2015:
-    GFE initial disclosure timing and content;
-    Confirm that the file contains the final HUD1 Settlement Statement;
-    GFE to HUD1 evaluation for 0% and 10% fee tolerances;
-    Homeownership Counseling Notice (when applicable); and
-    Affiliated Business Disclosure if applicable.

DATA CAPTURE

Clayton collected data fields on all 506 loans required to create American Securitization Forum (“ASF”) and Standard and Poor’s LEVELS 7.4. data disclosure requirements.  Both of these file formats are provided as part of the pre-securitization reporting package.  Additionally, Clayton captured rating agency required data points relating to ATR/QM determination, which is provided in the reporting package.

DATA INTEGRITY

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps on all 506 loans:
▪	Tape data received from lender/client is stored in eCLAS;
▪	Loan Reviewer collects validated loan data in eCLAS;
▪	Each received data point is compared to its counterpart collected data point;
▪	Discrepancies found during comparison are stored
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▪	Each discrepancy is reported on the Clayton Loan Level Tape Compare

DATA COMPARE RESULTS

Clayton provided J.P. Morgan with copies of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.

Field Name	# of loans	Accuracy %
Combined LTV	5	99.01%
DTI Qualifying (Back)	63	87.55%
DTI Qualifying (Front)	43	91.50%
Loan Purpose	8	98.42%
Note Rate	501	0.99%
Number of Units	40	92.09%
Original Appraised Value	4	99.21%
Original LTV	2	99.60%
Original P&I	501	0.99%
Property Type	63	87.55%
Property Zip	2	99.60%
Representative Credit Score for Grading	146	71.15%
Sales Price	1	99.80%

CLAYTON DUE DILIGENCE RESULTS

Below are the initial and final overall loan grades for this review, as well as the credit, property valuation, and regulatory compliance component review grades.

 Initial and Final Overall Loan Grade Results
Full Review Pool (32 loans)

	Overall Grade Migration
	Initial
Final		A	B	C	D	Total
	A				8	8
	B			1	23	24
	C					0
	D					0
	Total	0	0	1	31	32

The overall grade summary reflects the combination of the credit, property valuation and regulatory compliance component reviews into one overall grade.   The overall grade assigned is the most severe grade from each of the component reviews.

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Initial and Final Credit Component Grade Results

	Credit Grade Migration
	Initial
Final		A	B	C	D	Total
	A	16		5	8	29
	B				3	3
	C					0
	D					0
	Total	16	0	5	11	32

Initial and Final Property Valuation Grade Results

	Property Valuation Grade Migration
	Initial
Final		A	B	C	D	Total
	A			2	29	31
	B				1	1
	C					0
	D					0
	Total	0	0	2	30	32

Initial and Final Regulatory Compliance Grade Results

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	8				8
	B		15	8	1	24
	C					0
	D					0
	Total	8	15	8	1	32

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Below are the initial and final regulatory compliance component review grades.

Initial and Final Regulatory Compliance Grade Results
Compliance Only (474 loans)

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	204	26		3	233
	B		213	21	7	241
	C					0
	D					0
	Total	204	239	21	10	474

The above overall grade summaries reflect the combination of all review components into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

CLAYTON THIRD PARTY REPORTS DELIVERED

Clayton furnished the following reports on this transaction:
1.	Narrative Report
2.	Conditions Report
3.	Loan Level Tape Compare Upload
4.	Waived Conditions Summary Reports
5.	Valuations Summary Reports
6.	Attestation Forms
7.	ASF Upload
8.	Rating Agency ATR/QM Data Fields

APPENDIX A: CREDIT REVIEW SCOPE

For each mortgage loan, Clayton performed a guideline review utilizing specific guidelines furnished at the time of the review.

A.	Verified that the characteristics of the mortgage loan and borrower conformed to the Sponsor Acquisition Criteria requirements including:

o	DTI

o	LTV/TLTV/HLTV

o	Credit score

o	Income and employment

o	Assets and reserves

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o	Property type and use eligibility; and if the property type was a condominium or cooperative, assessed project adherence

o	Borrower eligibility, including:

-    Citizenship status

-    Non- occupant co-borrower

o	Transaction eligibility, including:

-    Maximum loan amount

-    Loan purpose

-    Occupancy

o	Noted any approved exceptions or waivers by the originator and/or aggregator to guidelines; verified that approved exceptions included required, documented compensating factors

B.	As part of the guideline review, Clayton performed a credit analysis during which various documents were examined, including:

o	Uniform Residential Loan Application reviewed to determine:

-	Initial loan application was in the loan file and was signed by all borrowers

-	Final loan application was in the loan file and was complete

-	Information and debts disclosed on loan application aligned with related documentation in the loan file

o	Employment analyzed and verified through use of various documents, including:

-	Income documentation

-	Verbal and/or written verifications of employments (VVOE, VOE)

-	CPA letter

-	Business licenses

-	Tax transcripts (IRS Form 4506-T)

-	Other documentation in loan file

o	Income review included:

-	Required income documentation for all borrowers was present and within required time period

-	Documents did not appear to have been altered or inconsistent

-	IRS Form 4506-T

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▪	Signed by all borrowers and processed by the originator

▪	Compared IRS tax transcripts to income documentation and noted any inconsistencies

-	Income was recalculated and was documented with applicable documentation, including:

▪	Tax returns

▪	Financial statements

▪	Paystubs

▪	W-2s

▪	1099

▪	IRS documents

▪	Bank statements

▪	Lease agreements

▪	Award letters

▪	Other documentation in loan file

o	Asset review included:

-	Asset documentation required to verify down payment, closing costs, prepaid items and reserves was present and within required timeframe, including:

▪	Verification of deposits (VOD)

▪	Depository account statements

▪	Stock or security account statements

▪	Gift funds

▪	Settlements statements

▪	Other evidence of conveyance and transfer of funds, if a sale of assets was involved

▪	Other documentation in loan file

-	Asset documents were reviewed to determine any large deposits and appropriate sourcing of funds

o	Credit Report review included:

-	Complete copy of report was in loan file

-	Report was dated within required timeframe

-	All borrowers were included in the report

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-	Checked any fraud alerts against related loan file documentation

-	Verified all disclosed mortgage debt on credit report against the loan application (under the schedule of real estate owned) for accurate debt ratio calculation

-	Compared liabilities listed on the credit report against the loan application for accurate debt ratio calculation

-	Captured and utilized appropriate credit score for guideline review

o	Title policy review included:

-	Title interest – determined if

▪	Fee simple

▪	Leasehold estate

-	Appropriate vestee(s) were listed on title policy

-	Amount of coverage was greater than or equal to the original principal amount of the mortgage

-	Applicable title endorsements were present

-	Checked for any encumbrances, encroachments and other title exceptions affecting the lien identified through the title search; verified that each issues was addressed in the transaction

-	Reviewed the chain of title and duration of ownership by seller or borrower (whichever was applicable)

-	Captured monthly tax payments in debt ratio calculation

o	HUD1 (Settlement Statement) review included:

-	Funds to close identified and analyzed against borrower’s assets

-	Seller contributions did not exceed maximum allowed

-	Subject property, seller and borrower aligned with other loan documentation

-	Disbursements and pay-offs included in debt ratio calculations

-	Loan purpose confirmed

o	Hazard/Flood insurance review included:

-	Verified presence of required hazard insurance and flood insurance (if required)

-	Confirmed that any required insurance was for the:

▪	Correct borrower

▪	Correct property

▪	Correct lender

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▪	Correct loan number

▪	Life of loan, if flood insurance required

-	Confirmed that any required insurance minimum coverage amount and policy period

-	Reviewed for evidence that any required insurance policy premium was paid

-	Confirmed that the mortgagee clause listed the lender’s name and “it’s successors and assigns”

-	Confirmed that the payment amount on any required insurance was included in the debt ratio calculation

o	Mortgage Insurance review included:

-	Determined if mortgage insurance is required

-	Captured mortgage insurance name, certificate # and percentage guarantee (when required)

C.
For each mortgage loan, Clayton examined the mortgage or deed of trust for evidence of recordation.  In lieu of a copy of the mortgage or deed of trust with recording information, a copy of the mortgage or deed of trust that is stamped “true and certified copy” by the escrow/settlement agent plus recording directions on closing instruction documentation was utilized as evidence for recording.

D.
For each mortgage loan, Clayton utilized the results from an independent, third-party fraud tool along with information in the loan file to identify and address any potential misrepresentations including:

o	Borrower identity

-	Social Security inconsistencies

-	Borrower name variations

o	Occupancy

-	Borrower address history

-	Subject property ownership history

o	Employment

o	Licensing – reviewed NMLS data for:

-	Mortgage lender/originator

-	Loan officer

o	OFAC

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APPENDIX B: ORIGINATION APPRAISAL ASSESSMENT

For each Mortgage Loan, Clayton performed the following origination appraisal analysis:

A.	Verified that the mortgage loan file contained an appraisal report and that it met the following criteria:

o	Appraisal report used standard GSE forms, appropriate to the property type:

-
FNMA 1004/FHLMC 70 – Uniform Residential Appraisal Report.  Used for 1-unit properties, units in planned unit developments (detached PUDs) and condominium projects that consist solely of detached dwelling (site condominium)

-	FNMA 1073/FHLMC 465 – Individual Condominium Report. Used to appraise a unit in a condominium project or a condominium unit in a PUD (attached PUD)

-	FNMA 1025/FHLMC 72 – Small Residential Income Property Appraisal Report. Used for all two-to-four unit residential income properties, including two-to-four unit properties in a PUD

-	FNMA 2090 – Individual Cooperative Appraisal Report. Used for individual cooperative units

-	FNMA 2000/FHLMC 1032 – One Unit Residential Appraisal Field Review

-	FNMA 2000a/FHLMC 1072 – Two to Four Unit Residential Appraisal Field Review

o	Appraisal report was reasonably complete and included:

-	Appraisal report form, certification, statement of limiting conditions and scope of work

-	Accurate identification of the subject property

-	Accurate identification of the subject loan transaction

-	Accurate identification of the property type, in both land and improvements

-	All required attachments including:

▪	Subject front, rear and street photos and valued features

▪	Subject interior photos – kitchen, all baths, main living area, updates/upgrades, deferred maintenance

▪	Photos of all comparable sales and listings

▪	Location map

▪	Exterior sketch of property with dimensions

▪	1004MC Market Conditions Report

-	Evidence that appraisal report was made “As Is” or provided satisfactory evidence of completion for all material conditions

-	Appraisal date met supplied Sponsor Acquisition Criteria

-	If applicable to Sponsor Acquisition Criteria requirements, a second full appraisal was furnished and met Sponsor Acquisition Criteria

B.	Performed a general credibility assessment of the results of the appraisal per Title XI of FIRREA and USPAP based on the following criteria:

o	Title XI of FIRREA:

-
If the appraisal was completed by a trainee or licensed appraiser unqualified to independently sign the report, an appropriately licensed appraiser co-signed as a supervisory appraiser and inspected the property

-	Determined that either the appraiser or supervisory appraiser was appropriately licensed by verifying the appraiser’s license included in the appraisal.

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-	Reviewed for the presence of any “red flags” related to the mortgaged property that may have posed a risk to the property or occupants

o	USPAP

-
Confirmed that the appraiser developed and communicated their analysis, opinion, and conclusion to intended users of their services in a manner that is meaningful and not misleading and that the appraisal is signed.

C.	Reviewed and graded the appraisal valuation to the following criteria:

o	Appraised value was reasonably supported. Utilized the following review in making value supported determination:

-	Comps used were located reasonably close to the subject property and if not the reason was satisfactorily explained

-	Comps used were reasonably recent in transaction date and if not the reason was furnished

-	Comps used were reasonably similar to the subject property and if not an explanation was supplied

-	Appraised value of the subject was bracketed by the sales prices of the comps and if not the reason was furnished

-	Adjustments were reviewed and appeared reasonable utilizing the 15% net/25% gross guideline.

o
Property was complete.  However, if the property was not 100% complete, then any unfinished portion had no material impact to the value, safety, soundness, structural integrity, habitability or marketability of the subject property

o	Appraisal was reviewed for any indication of property or marketability issues. Utilized the following key points in making determination:

-	Appraisal was made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions

-	Property usage was reviewed for zoning compliance

-	Property utilization was reviewed to determine it was “highest and best use”

-	Neighborhood values were reviewed to determine if declining

-	Market conditions were reviewed to determine indication of possible marketability issues:

▪	Location

▪	% built up

▪	Growth rate

▪	Demand/supply

▪	Marketing time

▪	Predominant occupancy

-	Physical condition of the property was reviewed to determine that the property condition was average or better

-	Style of property was reviewed to determine if unique property

-	Any health and safety issues were noted and/or remediated

-	Locational and/or environmental concerns adequately addressed if present

D.	Property Eligibility Criteria – Clayton reviewed the property to determine that the property met the client supplied eligibility requirements. Examples of ineligible property types may include:
o	3 to 4 unit owner occupied properties
o	2 to 4 unit second homes
o	Unwarrantable or limited review condominiums
o	Manufactured or mobile homes
o	Condotel units
o	Unique properties
o	Working farms, ranches or orchards
o	Mixed-use properties
o	Properties subject to existing oil or gas leases
o	Properties located in Hawaii Lava Zones 1 and 2
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o	Properties exceeding Sponsor Acquisition Criteria requirements for excess acreage

E.
Properties Affected by Disasters Criteria – Clayton reviewed the appraisal date against any FEMA Declared Disaster Areas that were designated for Individual and/or Public Assistance due to a federal government disaster declaration.

o
If the appraisal date is before the FEMA Effective Date for any of the disasters listed, Clayton will specify whether or not there has been a property inspection since the date listed, the latest inspection date, whether or not new damage has been indicated, and the amount of said damage.

F.	Disclaimer

o
The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

o	Clayton makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Clayton may have reviewed valuation information for reasonableness
o	Clayton is not an ‘AMC’ (appraisal management company) and therefore Clayton does not opine on the actual value of the underlying property
o
Clayton is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Clayton will not have any communication with or responsibility to any individual consumer concerning property valuation.

o	Clayton does not check to see if the appraiser is on the Freddie Mac exclusionary list

G.	Desk Review definitions

o
Clear Capital “CDA” means a written retrospective analysis of an appraisal of residential real property relating to completeness, reasonableness, and relevance. The relevant appraisal shall be provided to Clear Capital by --Customer. The CDA will offer an alternative value, if deemed appropriate, based on the analysis of the competitive market as of the effective date of the appraisal provided.  The CDA will also provide an analysis of the appraisal provided, including supporting narrative and data to fully support the CDA value and outline deficiencies within the appraisal. The CDA will also contain a Risk Score and Risk Indicators based upon the findings of the analysis for the appraisal provided to Clear Capital by Customer.

o
ProTeck’s Appraisal Risk Review (ARR) is an enhanced desk review of the original appraisal in the file completed by a licensed appraiser. The ARR validates subject and comparable data and characteristics, confirms the original appraiser’s methodologies, credentials, and commentary to insure compliance with regulatory requirements and industry accepted best practices, and flags all risk factors while also providing final value reconciliation used to grade the loan.

APPENDIX C: REGULATORY COMPLIANCE REVIEW SCOPE

This appendix provides an overview of Clayton’s proprietary compliance system for 1‑4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws.  The Disclaimer section explains limitations that you should be aware of.  Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, eCLAS.

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Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:
o	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010
o	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure
o	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file
o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note
o
Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.

o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower
o	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application
B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:
o
TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances.  Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.

o
Mortgage Disclosure Improvement Act, (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009  (Section 19)

o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file
o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)
o	High Cost mortgage thresholds for points and fees (Section 32)
o	High Cost Prohibited Acts and Practices upon request (Section 33)
o	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR. Including Escrow and appraisal requirements (Section 35)
o
Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)

o
ATR/QM Ability to Repay, aka Minimum Standards for Transactions: for applications on or after 1/10/2014, confirm the loan file contains documentation to evidence the lender considered and verified the borrower has the ability to repay in accordance with the ATR requirements This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q. Non QM loans will be reviewed to ensure the lender documented that they considered and verified the 8 underwriting factors as required for ATR compliance. This review also includes evaluating loans against the new TILA prepayment penalty restrictions (Section 43)

o	TILA/RESPA Integrated Disclosures (“TRID”)
▪	Test whether or not the loan is subject to disclosure on TRID documents, the Loan Estimate (“LE”) and Closing Disclosure (“CD”)
▪	Pre-application Requirement Testing:
•	Pre-application forms cannot look similar to the LE

•	Pre-application forms must contain the required disclaimer (“Your actual rate, payment, and costs could be higher. Get an official Loan Estimate before choosing a loan”).

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▪	Timing Requirements:

•	The LE was delivered or placed in the mail within 3 business days of the broker or lender receiving an application.

•
The loan does not consummate (Clayton looks to the later of the note date or notary date) until the later of seven business days after the LE is delivered or placed in the mail and three business days after the CD (or Corrected CD when a new three-day waiting period is triggered)  is received.

•	That a revised LE or CD is provided within three business days of the lender having knowledge of the information that led to the change.

▪	Fee Tolerances:

•	Zero and ten percent tolerance fees are only reset with a valid and timely change of circumstance.

•	If a credit or refund is made, that it is sufficient to cover Clayton’s calculated under-disclosure.

▪	Payment Schedule Accuracy:

•	The number of columns and timing of changes to payments as well as the mortgage insurance drop-off match Clayton’s calculated payment schedule.

•	Interest-only periods and final balloon payments are accurately completed.

•	The total of the principal and interest payment, mortgage insurance and escrow amounts add up correctly.

•	When applicable, that the AIR and AP tables are consistent with Clayton’s calculations.

▪	Accuracy of the Loan Calculations

•	Amount Financed

•	Finance Charge

•	Total of Payments

•	Total interest percentage

▪	Technical Requirements

•	Compliance with the TRID rounding rules.

•	Compliance with specified formatting requirements.

•	Compliance with date entry requirements (such as when a field, if not applicable, must be present and left blank).

•	Alphabetization of fees.

•	Title fees preceded by “Title –.”

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•	Column or similar limits such as four columns for Projected Payments and a maximum of thirteen Origination Charges on the LE.

▪	Consistency within and across forms

•	Once a fee is disclosed it must remain substantially the same name across disclosures.

•
Consistency between the Costs at Closing and Calculating Cash to Close tables, for which there is a version for transactions with a seller and an optional, but not required, version for transactions without a seller.  They should be consistent within and across disclosures.

•	Where amounts in a table reference that they are derived from another section of the form, that the amounts match the amount in the section referenced.

•	Escrow amounts disclosed in the Projected Payments section tie out to the escrow amounts detailed in the Loan Disclosures section.

▪	Completion of the LE and CD

•	All required fields not specifically listed herein are completed or left blank in accordance with TRID rules; creditor information, contact information, rate lock information, etc.

•	For areas where multiple options are provided, such as Assumption, Negative Amortization and Liability after Foreclosure, only one option is indicated.

•	That there is either a signature or a Loan Acceptance statement on the form.

▪	Waivers

•
Clayton will capture if the borrower waived their waiting period and the sufficiency of the waiver under TRID.  However, based on past experience with clients, Clayton will also issue an exception for the loan closing early.

▪	Corrected CD requiring a new waiting period

•
Whether the APR increased or decreased outside of tolerance requiring a new waiting period and whether that waiting period was provided.  For APR decreases Clayton will look to whether the APR decreased due to a reduced finance charge, which will be considered to be within tolerance.

•	Whether the product or a product feature changed which requires a new waiting period and whether that waiting period was provided.

•	Whether a prepayment penalty was added requiring a new waiting period and whether that waiting period was provided.

▪	Post-Close CD’s

•	Corrected CD’s provided with a post-close refund.

•	Post-close CD’s to correct numerical errors based on events (such as recording) occurring within 30 days of consummation.

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•	Post-close CD’s to correct non-numerical clerical errors required within 60 days of consummation.

▪	Related Documentation

•	Provision and timing of Your Home Loan Toolkit (first lien, purchase-money loans)

•	Written List of Providers, when there are items in in the Services You Can Shop For category (can impact fee tolerances)

•	Affiliated Business Disclosure (can impact fee tolerances)

▪	Outside of Clayton’s default TRID scope:

•
Accuracy of the LE in terms of whether fees are within the correct category and loan terms where we would need a Note to verify.  More detailed testing will occur by comparing the final CD to the Note terms.

•	Whether the Liability after Foreclosure selection is correct for the property state.

•	Accuracy of the Aggregate Adjustment amount.

•	Presence and accuracy of the Seller’s Transaction columns of the Summaries of Transactions section.

•	Accuracy of the Contact Information for the lender, broker and settlement agent. Clayton will look for discrepancies across forms, but is not independently verifying the information.

C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

D.	HMDA – Whether the loans is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW
A.	Higher-Priced
Clayton test whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:

Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

B.	State/Local High Cost
Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

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C.	Anti-Predatory
Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws.  Clayton tests for compliance with such laws in the following states:
•	Minnesota (Mortgage Originator and Service Licensing Act)
•	Puerto Rico (Office Regulation 5722)
•	Texas (Texas Finance Code)
•	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest
Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit.  This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island

E.	Consumer Protection
Several states have laws that neither create a separate class of high cost or higher-priced mortgage loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien.  Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)

See attached Exhibit A - Consumer Protection Laws for additional details on the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope:

F.	Texas Equity
In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans.  In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

GSE Testing
Clayton can review loans to determine whether they comply with Fannie Mae’s and Freddie Mac’s Points and Fees threshold tests.  These fee limitations of 5% for all loans with application dates prior to 1/10/2014 were reduced to 3% on Primary and Second Homes for applications on or after 1/10/2014. If requested, loans can be reviewed to determine whether the loan is a residential mortgage transaction ineligible for delivery due to its APR or fees exceeding the HOEPA thresholds.  Clayton offers Lender Letter and non-traditional mortgage testing for Fannie Mae.  (Note: Fannie Mae requires a non-disclosure agreement between the client and Fannie Mae for Clayton to report these results.)

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APPENDIX D: LIMITED DOCUMENT INVENTORY REVIEW DATA FIELDS

For each mortgage loan, Clayton performed a data capture for the fields listed below, as requested by J.P. Morgan.

Originator Loan ID	Mortgage ARM Initial Fixed Rate Period	Mortgage Original Payment Amount Due
Seller Loan ID	Mortgage ARM Initial Interest Rate Cap Change Down	Mortgage Original Payment Other Amount Due
Seller Name	Mortgage ARM Initial Interest Rate Cap Change Up	Mortgage Original Payment Taxes & Insurance
Lender Name	Mortgage ARM Lifetime Maximum Rate Ceiling	Mortgage Original Term to Maturity
Originator Name	Mortgage ARM Lifetime Minimum Rate Floor	Mortgage Origination Channel
Borrower Date of Birth	Mortgage ARM Look back Days	Mortgage Origination Date
Borrower Citizenship Indicator	Mortgage ARM Rounding Factor	Mortgage Originator DTI Back
Borrower Employment Indicator	Mortgage ARM Rounding Method	Mortgage Originator DTI Front
Borrower Employment Verification	Mortgage ARM Periodic Interest Rate Cap Change Down	Mortgage Percentage of Down Payment from Borrower Own Funds
Borrower Employer	Mortgage ARM Periodic Interest Rate Cap Change Up	Mortgage Prepayment Penalty Flag
Borrower Employment Description	Mortgage ARM Periodic Interest Rate Reset Period	Mortgage Prepayment Penalty Calculation
Borrower Employment Length	Mortgage Balance Junior Mortgage	Mortgage Prepayment Penalty Hard Term
Borrower Ethnicity	Mortgage Balance Original Loan Amount	Mortgage Prepayment Penalty Total Term
Borrower FICO: Original	Mortgage Balloon Flag	Mortgage Prepayment Penalty Type
Borrower FICO Date Original	Mortgage Buy Down Period	Mortgage Product Type
Borrower FICO: Equifax Original	Mortgage Cash Out Texas	Mortgage Property Type
Borrower FICO: Experian Original	Mortgage Convertible Flag	Mortgage Property Value Original
Borrower FICO: Trans Union Original	Mortgage Covered High Cost Loan Indicator	Mortgage Property Value Date Most Recent
Borrower FICO: Qualifying	Mortgage Current Payment Taxes Insurance	Mortgage Property Value Type Most Recent
Borrower First time Home Buyer	Mortgage Escrow Indicator	Mortgage Sales Price
Borrower Foreign National Flag	Mortgage First Payment Date of Loan	Mortgage Subject Property Address
Borrower Citizenship	Mortgage First Period Maximum Rate	Mortgage Subject Property City
Borrower Gender	Mortgage First Period Minimum Rate	Mortgage Subject Property State
Borrower Income Wage	Mortgage Insurance Certificate Number	Mortgage Subject Property Zip
Borrower Income Other	Mortgage Insurance Company Name	Mortgage Total Number of Borrowers
Borrower Income Total	Mortgage Insurance Percent	Mortgage Total Origination and Discount Points
Borrower Income Verification Level	Mortgage Insurance Lender or Borrower Paid	Mortgage Senior Lien Loan Amount
Borrower Asset Verification	Mortgage Insurance Coverage Plan Type	Mortgage HELOC Draw Period
Borrower Liquid/Cash Reserves	Mortgage Interest Only Flag	Mortgage Senior Lien Loan Type
Borrower Months Reserves	Mortgage Interest Only Term	Mortgage Senior Lien Hybrid Period
Borrower Name: First	Mortgage Interest Type Indicator	Mortgage Senior Lien Neg Am Limit
Borrower Name: Last	Mortgage Interest Rate Type	Mortgage Senior Lien Origination Date
Borrower Number of Financed Properties	Mortgage Lien Position	Refinance Recent Purchase Price
Borrower Qualification Method	Mortgage Loan Purpose	Co-Borrower 3 Name First
Borrower Race	Mortgage Loan Type	Co-Borrower 3 Name Last
Borrower Relocation Indicator	Mortgage Maturity Date	Co-Borrower 3 Employment Indicator
Borrower Self employment Flag	Mortgage Negam Flag	Co-Borrower 3 Employment Description
Borrower Social Security Number	Mortgage Occupancy	Co-Borrower 3 Employment Verification
Borrower Years in Home	Mortgage Option ARM Current Minimum Payment	Co-Borrower 3 Self Employment Flag
Borrower Years in Field	Mortgage Option ARM Indicator	Co-Borrower 3 FICO Original
Borrowers Monthly Debt All	Mortgage Option ARM Initial Minimum Payment	Co-Borrower 3 FICO Equifax Original
Co-Borrower Date of Birth	Mortgage Option ARM Initial Minimum Payment Reset Period	Co-Borrower 3 FICO Experian Original
Co-Borrower Employment Indicator	Mortgage Option ARM Initial Negative Amortization Recast Period	Co-Borrower 3 FICO Trans Union Original
Co-Borrower Employment Verification	Mortgage Option ARM Initial Periodic Payment Cap	Co-Borrower 3 Income Wage
Co-Borrower Employer	Mortgage Option ARM Negative Amortization Limit	Co-Borrower 3 Income Other
Co-Borrower Employment Description	Mortgage Option ARM Subsequent Minimum Payment Reset Period	Co-Borrower 3 Income Total
Co-Borrower Employment Length	Mortgage Option ARM Subsequent Negative Amortization Recast Period	Co-Borrower 3 Income Verification Level
Co-Borrower Ethnicity	Mortgage Option ARM Periodic Payment Reset Period	Co-Borrower 3 Asset Verification
Co-Borrower FICO: Original	Mortgage Option ARM Subsequent Periodic Payment Cap	Co-Borrower 3 Social Security Number
Co-Borrower FICO: Equifax Original	Mortgage Options at Recast	Co-Borrower 3 Citizenship Indicator
Co Borrower FICO: Experian Original	Mortgage Original Amortization Term	Co-Borrower 4 Name First
Co-Borrower FICO: TransUnion Original	Mortgage Original Appraisal Comments	Co-Borrower 4 Name: Last
Co-Borrower Citizenship Indicator	Mortgage Original Appraisal Company	Co-Borrower 4 Employment Indicator
Co-Borrower Gender	Mortgage Original Appraised Property Value	Co-Borrower 4 Employment Description
Co-Borrower Income Wage	Mortgage Original Appraiser License Number	Co-Borrower 4 Employment Verification
Co-Borrower Income Other	Mortgage Original Appraiser Name	Co-Borrower 4 Self Employment Flag
Co-Borrower Income Total	Mortgage Original Appraisal Valuation Date	Co-Borrower 4 FICO Original
Co-Borrower Income Verification Level	Mortgage Original Appraisal Valuation Type	Co-Borrower 4 FICO Equifax Original
Co-Borrower Asset Verification	Mortgage Original AVM Model	Co-Borrower 4 FICO Experian Original
Co-Borrower Name: First	Mortgage Original AVM Confidence Score	Co-Borrower 4 FICO Trans Union Original
Co-Borrower Name: Last	Mortgage Original AVM Value	Co-Borrower 4 Income Wage
Co-Borrower Race	Mortgage Original Appraisal Comments 2	Co-Borrower 4 Income Other
Co-Borrower Self employment Flag	Mortgage Original Appraisal Company 2	Co-Borrower 4 Income Total
Co-Borrower Social Security Number	Mortgage Original Appraised Property Value 2	Co-Borrower 4 Income Verification Level
Co-Borrower Years in Field	Mortgage Original Appraiser License Number 2	Co-Borrower 4 Asset Verification
Combined Borrower Income Other	Mortgage Original Appraiser Name 2	Co-Borrower 4 Social Security Number
Combined Borrower Income Total	Mortgage Original Appraisal Valuation Date 2	Co-Borrower 4 Citizenship Indicator
Combined Borrower Income Wage	Mortgage Original Appraisal Valuation Type 2	GSE (government sponsored entity) Eligible
Residual Income	Mortgage Original AVM Model 2	QM Type
Mortgage ACH Auto Pay Flag	Mortgage Original AVM Confidence Score 2	Flood Zone Designation
Mortgage Amortization Type	Mortgage Original AVM Value 2	VERIFIED GIFT AMOUNT TO BORROWER
Mortgage ARM Fully Indexed Rate	Mortgage Original CLTV	Application Date
Mortgage ARM Gross Margin	Mortgage Original LTV	MERSLOANID
Mortgage ARM Index Type	Mortgage Original Note Interest Rate	HOA Flag

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Disclaimer
Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk.  Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements.  Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties.   Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2017 Clayton Services LLC.  All rights reserved.
This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

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